EXHIBIT 10.37

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if disclosed or it otherwise contains personally identifiable information.

REVENUE BASED FINANCING AGREEMENT

This Revenue Based Financing Agreement (“Agreement”) dated 05/10/2023, is made by and between                                                                             (“Purchaser”), the business identified below (“Seller”), and the owners of the Seller identified below (each a “Performance Guarantor”).

SELLER’S INFORMATION

Legal Business Name	Zerify, Inc.
D/B/A	Strikeforce Technologies
Type of Business Entity	Corp.	✔	Limited Liability Company	Partnership	Limited Partnership
Limited Liability Partnership	Sole Proprietorship	Other
Physical Address	1090 KING GEORGES POST RD STE 603
City	EDISON	State	NJ	Zip	08837
Mailing Address	1090 KING GEORGES POST RD STE 603
City	EDISON	State	NJ	Zip	08837
Contact Name	MARK LEONARD KAY	Position
Business Phone	732-661-9641	Cell Phone	610-246-4276
Email	marklkay@strikeforcetech.com	Website
Date Business Started	08/2001	Federal Tax Id	22-3827597
Monthly Avg Sales	$267,896.94	Annual Sales	$3,214,763.25

GUARANTOR'S INFORMATION

Name: mark leonard kay	Address:
Name:	Address:

OFFER TO SELL AND PURCHASE PAYMENT RIGHTS

Seller hereby sells , assigns and transfers to Purchaser, without recourse, upon payment of the Purchase Price, the Purchased Amount of Future Receipts by delivering to Purchaser the Speciﬁed Percentage of the proceeds of each future sale by Seller. “Future Receipts” includes all payments made by cash, check, ACH or other electronic transfer, credit card, debit card, bank card, charge card (each such card shall be referred to herein as a “Credit Card”) or other form of monetary payment in the ordinary course of Seller’s business. BASED UPON SELLER'S CALCULATIONS AND EXPERIENCE IN OPERATING ITS BUSINESS, SELLER IS CONFIDENT THAT THE PURCHASE PRICE PAID BY PURCHASER IN EXCHANGE FOR THE PURCHASED AMOUNT OF FUTURE RECEIPTS WILL BE USED IN A MANNER THAT WILL BENEFIT SELLER'S CURRENT AND FUTURE BUSINESS OPERATIONS.

Purchase Price	$75,000.00	Purchased Amount	$110,250.00	Daily Payment	$689.06	Specified Percentage	15%
Daily Payment = (Monthly Average Sales X Specified Percentage ) / Average Weekdays in a Calendar Month
Itemization of Fees Deducted from Purchase Price Origination Fee: Funding Fee: ACH/Lockbox/CC Split Processing Fee: Payoff Existing Balance Total:			$1,295.00 $50.00 $395.00 $0.00 ($1,740.00)	Amount Remitted to Seller: $73,260.00 The Amount Remitted to Seller may include payments made on Seller's behalf to satisfy prior obligations of Seller to or third parties.

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Seller shall (1) deposit all Future Receipts into only one bank account, which must be acceptable to and pre-approved by Purchaser (the “Account”) and (2) instruct Seller ’s Credit Card processor, which processor must be acceptable to and pre-approved by Purchaser (the “Processor”) who shall serve as Seller ’s sole Credit Card processor, to deposit all Credit Card receipts of Seller into the Account. Purchaser will debit the Daily Payment from the Account each Weekday (Monday – Friday). Seller authorizes Purchaser to initiate electronic checks or ACH debits from the Account equal to the Daily Payment each business day and will provide Purchaser with all required account information. Seller will be responsible for any fees incurred by Purchaser resulting from a rejected electronic check or ACH debit attempt. Purchaser is not responsible for any overdrafts or rejected transactions that may result from Purchaser’s debiting any amount authorized under the terms of this Agreement.

Purchaser Acknowledgement. There is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by Purchaser. Seller going bankrupt or going out of business, in and of itself, does not constitute a breach of this Agreement. Purchaser is entering into this Agreement knowing the risks that Seller ’s business may slow down or fail, and Purchaser assumes these risks based on Seller ’s representations warranties and covenants in this Agreement, which are designed to give Purchaser a reasonable and fair opportunity to receive the beneﬁt of its bargain.

Changes to the Daily Payment. The Daily Payment is intended to represent the Speciﬁed Percentage of Seller ’s daily Future Receipts. Once each calendar month, Seller or Purchaser may request a reconciliation to the Daily Payment to more closely reﬂect the Seller ’s actual Future Receipts times the Speciﬁed Percentage. Any reconciliation request by Seller must be: (1) in writing; (2) include a copy of Seller ’s bank statement for the most recent calendar month; and (3) be sent to                                                               by e-mail at:                                                                                  . It is solely the Seller's responsibility to send a complete bank statement. Seller agrees to provide Purchaser any information requested by Purchaser to assist in this reconciliation. Within four business days of Purchaser’s reasonable veriﬁcation of such information, Purchaser shall adjust the Daily Payment on a going-forward basis. The adjusted Daily Payment will be based on Seller's actual Future Receipts from the 30-day period immediately prior to the date of Seller's reconciliation request times the Speciﬁed Percentage. Following this adjustment, the Daily Payment will be in the same amount until a subsequent adjustment.

Fees. A list of all fees applicable under this Agreement is contained in Appendix A.

THE "REVENUE BASED FINANCING AGREEMENT TERMS AND CONDITIONS” AND THE "PERFORMANCE GUARANTY" ARE ALL HEREBY INCORPORATED IN AND MADE A PART OF THIS REVENUE BASED FINANCING AGREEMENT.

Agreement to Seller: By signing below Seller agrees to the terms and conditions contained in this Agreement, including those terms and conditions on the following pages, and further agrees that this transaction is for business purposes and not for personal, family, or household purposes.

SELLER:	Zerify, Inc.

BY:	(PRINT NAME & TITLE BELOW)	SIGNATURE	(SIGN BELOW)	MUST SIGN AS SELLER
Mark Leonard Kay
BY:	(PRINT NAME & TITLE BELOW)	SIGNATURE	(SIGN BELOW)	MUST SIGN AS SELLER

Agreement of Guarantor: By signing below each Guarantor agrees to the terms and conditions contained in this Agreement, including those terms and conditions on the following pages, and further agrees that this transaction is for business purposes and not for personal, family, or household purposes.

Notice: This Agreement contains a personal guaranty of performance, and by signing below, you agree that you will be personally liable for the performance of certain obligations of the Seller under this Agreement as provided in the Performance Guaranty.

OWNER/GUARANTOR:

FOR THE OWNER/GUARANTOR #1	(PRINT NAME BELOW)	SIGNATURE	(SIGN BELOW)	MUST SIGN AS OWNER/GUARANTOR
Mark Leonard Kay
FOR THE OWNER/GUARANTOR #2	(PRINT NAME BELOW)	SIGNATURE	(SIGN BELOW)	MUST SIGN AS OWNER/GUARANTOR

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Purchaser’s payment of the Purchase Price shall be deemed Purchaser’s acceptance and performance of this Agreement, notwithstanding Purchaser not executing this agreement.

Each of above-signed Seller(s) and Owner(s) represent that he or she is authorized to sign this Agreement individually and on behalf of Seller and that the information provided herein and in all documents, forms and recorded interviews provided to or with Purchaser is true, accurate and complete in all respects. Seller and each of the above-signed Owners authorize Purchaser, its agents and representatives and any credit reporting agency engaged by Purchaser, to (i) investigate any references given or any other statements or data obtained from or about Seller or any of its Owners for the purpose of this Agreement, and (ii) obtain credit reports, including consumer credit reports at any time now or for so long as Seller and/or Owners(s) continue to have any obligation owed to Purchaser as a consequence of this Agreement or for Purchaser's ability to determine Seller's eligibility to enter into any future agreement with Purchaser.

REVENUE BASED FINANCING AGREEMENT TERMS AND CONDITIONS

I.  TERMS OF ENROLLMENT IN PROGRAM

1.1

 (a) ACH Authorization. Seller shall execute an agreement (the “ACH Authorization”) acceptable to Purchaser to authorize the use of the Automated Clearinghouse System (ACH) to retrieve the Daily Payment from the Account. Seller shall provide Purchaser and/or its authorized agent(s) with all of the information, authorizations and passwords necessary for verifying Seller ’s receivables, receipts, deposits and withdrawals into and from the Account. Seller hereby authorizes Purchaser and/or its agent(s) to deduct from the Account the Purchased Amount and any other amounts owed by Seller to Purchaser as speciﬁed herein and to pay such amounts to Purchaser. I f an ACH transaction is rejected by Seller ’s ﬁnancial institution for any reason other than a stop payment order placed by Seller with its ﬁnancial institution, including without limitation insuﬃcient funds, Seller agrees that Purchaser may resubmit any ACH transaction that is dishonored as permitted under the NACHA rules. I n the event Purchaser makes an error in processing any payment or credit, Seller authorizes Purchaser to initiate ACH entries to or from the Account to correct the error. These authorizations apply not only to the approved Account but also to any subsequent or alternate account used by the Seller for these deposits, whether preapproved by Purchaser or not. This additional authorization is not a waiver of Purchaser’s right to declare Seller in default if Seller uses an account that Purchaser did not ﬁrst preapprove in writing. This authorization shall be irrevocable without the prior written consent of Purchaser.

(b) Bank Holidays and Other Exceptions. Purchaser will debit the Daily Payment each Weekday on which the Bank is open and able to process ACH transactions. On the Weekday immediately following any Weekday or Weekdays on which the Bank was not open to process ACH transactions, Purchaser will debit the designated account for an amount equal to the sum of: (i) the Daily Payment amount due on that Weekday, plus (ii) the Daily Payment amount due on the preceding Weekday when the Bank was not open or could not process ACH transactions.

1.2

Financial Condition. Seller and Guarantor(s) authorize Purchaser and its agents to investigate their ﬁnancial responsibility and history, and will provide to Purchaser any authorizations, bank or ﬁnancial statements, tax returns, etc., as Purchaser deems necessary in its sole discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed acceptable as an authorization for release of ﬁnancial and credit information. Purchaser is authorized to update such information and ﬁnancial and credit proﬁles from time to time as it deems appropriate.

1.3

Transactional History. Seller authorizes all of its banks and brokers and Credit Card processors to provide Purchaser with Seller ’s banking, brokerage and/or processing history to determine qualiﬁcation or continuation in this program.

1.4

Indemniﬁcation. Seller and Guarantor(s) jointly and severally indemnify and hold harmless Processor, its oﬃcers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney’s fees) incurred by Processor resulting from (a) claims asserted by Purchaser for monies owed to Purchaser from Seller and (b) actions taken by Processor in reliance upon any fraudulent, misleading or deceptive information or instructions provided by Purchaser.

1.5

No Liability. I n no event will Purchaser be liable for any claims asserted by Seller or Guarantor(s) under any legal theory for lost proﬁts, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by both Seller and Guarantor(s). I n the event these claims are nonetheless raised, Seller and Guarantor(s) will be jointly liable for all of Purchaser’s legal fees and expenses resulting therefrom. Seller and each Owner and each Guarantor hereby waives to the maximum extent permitted by law any claim for damages against Purchaser or any of its aﬃliates relating to any (i)investigation undertaken by or on behalf of Purchaser as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

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1.6

Reliance on Terms. Sections 1.1, 1.3, 1.4, 1.6 and 1.8 of this Agreement are agreed to for the beneﬁt of Seller, Purchaser and Processor, and notwithstanding the fact that Processor is not a party of this Agreement, Processor may rely upon their terms and raise them as a defense in any action.

1.7

Accounting Records, and Place of Business. Purchaser or its designated representatives and agents shall have the right during Seller ’s normal business hours and at any other reasonable time to examine the interior and exterior of any of Seller ’s places of business. Purchaser may examine, among other things, whether Seller (a) has a place of business that is separate from any personal residence, (b) is open for business, and (c) has suﬃcient inventory to conduct Seller ’s business. When performing an examination, Purchaser may photograph the interior and exterior of any of Seller ’s places of business, including any signage, and may photograph any Owner. Purchaser or any of its agents shall have the right to inspect, audit, check, and make extracts from any copies of the books, records, journals, orders, receipts, correspondence that relate to Seller ’s accounts or other transactions between the parties thereto and the general ﬁnancial condition of Seller and Purchaser may remove any of such records temporarily for the purpose of having copies made thereof. Purchaser shall have the right to hire a Certiﬁed Public Accountant, licensed in the state where the business is located to perform analysis of the accounting records for the purpose of determining if the Speciﬁed Percentage of receipts has been made available for remittance to Purchaser. Seller hereby agrees to fully cooperate with such analysis upon the request of Purchaser.

1.8

Collection from Third Parties. Seller hereby grants Purchaser full authority to take any action or execute any instrument or document to settle all obligations due to Seller from any bank or Processor, or in the case of an occurrence of an Event of Default under Section 3 hereof, to Purchaser under this Agreement, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Purchased Amount; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iii) to sign Seller ’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to Purchaser; (iv) to ﬁle any claims or take any action or institute any proceeding that Purchaser may deem necessary for the collection of any of the unpaid Purchased Amount, or otherwise to enforce its rights with respect to payment of the Purchased Amount. I n connection therewith, all costs, expenses and fees, including legal fees, shall be payable by and from Seller and Purchaser is authorized to use Seller ’s funds to pay for same; and (v) Purchaser shall have the right, without waiving any of its rights and remedies and without notice to Seller or any Guarantor, to notify any Credit Card processor of the sale of Future Receipts and re-direct the remittance of daily settlements to an account of Purchaser’s choosing in order to settle all obligations due to Purchaser under this Agreement.

1.9

Conﬁdentiality. Seller understands and agrees that the terms and conditions of the products and services oﬀered by Purchaser, including this Agreement and any other Purchaser documentations (collectively, “Conﬁdential Information”) are proprietary and conﬁdential information of Purchaser. Accordingly, unless disclosure is required by law or court order, Seller shall not disclose Conﬁdential Information of Purchaser to any person other than an attorney, accountant, ﬁnancial advisor or employee of Seller who needs to know such information for the purpose of advising Seller (“Advisor”), provided such Advisor uses Conﬁdential Information solely for the purpose of advising Seller and ﬁrst agrees in writing to be bound by the terms of this section. A breach hereof entitles Purchaser to not only damages and legal fees but also to both a temporary restraining order and a preliminary injunction without bond or security.

1.10

D/B/As. Seller hereby acknowledges and agrees that Purchaser may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between Purchaser and Seller, including the ﬁling of UCC-1 ﬁnancing statements and any other notices or ﬁlings.

1.11

Application of Amounts Received. Subject to applicable law, Purchaser reserves the right to apply any amounts received from Seller to any fees or other charges due to Purchaser from Seller prior to applying such amounts to reduce the undelivered balance of Purchased Amount.

1.12

Acknowledgment of Security Interest and Security Agreement. The Future Receipts sold by Seller to Purchaser pursuant to this Agreement are “accounts”, “general intangibles”, or “payment intangibles” as those terms are deﬁned in the Uniform Commercial Code as in eﬀect in the state in which the Seller is located (the “UCC”) and such sale shall constitute and shall be construed and treated for all purposes as a true and complete sale, conveying good title to the Future Receipts free and clear of any liens and encumbrances, from Seller to Purchaser. To the extent the Future Receipts are “accounts” or “payment intangibles” then (i) the sale of the

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Future Receipts creates a security interest as deﬁned in the UCC, (ii) this Agreement constitutes a “security agreement” under the UCC, and (iii) Purchaser has all the rights of a secured party under the UCC with respect to such Future Receipts. Seller further agrees that, with or without an Event of Default, Purchaser may notify account debtors, or other persons obligated on the Future Receipts, of Seller ’s sale of the Future Receipts and may instruct them to make payment or otherwise render performance to or for the beneﬁt of Purchaser.

1.13

Financing Statements. Seller hereby authorizes Purchaser to ﬁle one or more ﬁnancing statements in order to give notice that the Purchased Amount of Future Receipts is the sole property of Purchaser. Each such ﬁling may state that such sale is intended to be a sale and not an assignment for security and may state that the Seller is prohibited from obtaining any ﬁnancing that impairs the value of the Future Receipts or Purchaser’s right to collect same. Seller authorizes Purchaser to apply amounts received from Seller to costs incurred by Purchaser associated with the ﬁling, amendment or termination of any such ﬁlings.

II. REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1

Good Faith, Best Eﬀorts and Due Diligence. Seller will conduct its business in good faith and will use its best eﬀorts to maintain and grow its business. Furthermore, Seller agrees, warrants and represents hereby that Seller will constantly perform all appropriate due diligence and credit checks of all of the customers’ ﬁnances, cash ﬂow, solvency, good faith, payment histories and business reputations as may be commercially reasonable to ensure any and all products and/or services provided, sold or delivered by Seller to said customers will be paid for by customers in full and on time, and will not result in the creation of an unpaid account. This is not a guaranty of payment by Seller ’s customers but is an obligation of commercially reasonable due diligence investigation and credit check of customers before extending credit to them and continuing no less frequently than monthly so long as sums are still due. Seller will communicate with Purchaser including providing timely notice to Purchaser if the Account will have insuﬃcient funds for any Daily Payment amount so that Purchaser can reschedule any pending ACH debit from the Account.

2.2

Nonrecourse Sale of Payment Rights. Seller represents and warrants that it is selling the Purchased Amount of Future Receipts to Purchaser in the ordinary course of Seller's business and the Purchase Price paid by Purchaser is good and valuable consideration for the sale. Seller is selling a portion of a future revenue stream to Purchaser at a discount, not borrowing money from Purchaser. Purchaser assumes the risk that Future Receipts will be remitted more slowly than Purchaser may have anticipated or projected because Seller ’s business has slowed down, or the full Purchased Amount may never be remitted because Seller ’s business went bankrupt or otherwise ceased operations in the ordinary course of business. By this Agreement, Seller transfers to Purchaser full and complete ownership of the Purchased Amount of Future Receipts and Seller retains no legal or equitable interest therein.

2.3

Financial Condition and Financial Information. Seller and Owner represent and warrant that Seller ’s bank and ﬁnancial statements, copies of which have been furnished to Purchaser, and future statements and other ﬁnancial information that will be furnished hereafter at the request of Purchaser, fairly represent the ﬁnancial condition of Seller at such dates. Purchaser may request bank statements and other ﬁnancial information at any time during the performance of this Agreement and the Seller shall provide them to Purchaser within 5 business days. Seller ’s failure to do so is a material breach of this Agreement.

2.4

Governmental Approvals. Seller is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter.

2.5

Authorization. Seller and the person(s) signing this Agreement on behalf of Seller, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.6

Insurance. Seller will maintain business-interruption insurance naming Purchaser as loss payee and additional insured in amounts and against risks as are satisfactory to Purchaser and shall provide Purchaser proof of such insurance upon request.

2.7

Processor and Bank Account. Seller will not change its Credit Card processor, add terminals, change its ﬁnancial institution or bank account(s), use multiple bank accounts, or take any similar action that could interfere with Purchaser’s ability to collect the Speciﬁed Percentage of the Future Receipts purchased under this Agreement, without Purchaser’s prior written consent. Any such changes shall be a material breach of this Agreement.

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2.8

Change of Name, Type, Location or Sale of Business. Seller will not conduct Seller ’s businesses under any name other than as disclosed to Processor and Purchaser, nor will Seller change any of its places of business or the type of business without prior written consent by Purchaser. Seller will not voluntarily sell, dispose, transfer or otherwise convey its business or substantially all business assets without (i) the express prior written consent of Purchaser, and (ii) the written agreement of any purchaser or transferee assuming all of Seller's obligations under this Agreement pursuant to documentation satisfactory to Purchaser.

2.9	Daily Batch Out. Seller will ensure that all Credit Card transactions are communicated daily to the Processor and not later than the day on which such transactions occurred.

2.10

Estoppel Certiﬁcate. Seller will at all times, and from time to time, upon at least 1 day’s prior notice from Purchaser to Seller, execute, acknowledge and deliver to Purchaser and/or to any other person, ﬁrm or corporation speciﬁed by Purchaser, a statement certifying that this Agreement is unmodiﬁed and in full force and eﬀect (or, if there have been modiﬁcations, that the same is in full force and eﬀect as modiﬁed and stating the modiﬁcations) and stating the dates which the Purchased Amount or any portion thereof has been delivered to Purchaser or the amount of the Purchased Amount that has not been delivered to Purchaser.

2.11

No Bankruptcy. As of the date of this Agreement, Seller is not insolvent and does not contemplate and has not ﬁled any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Seller. Seller represents that it has not consulted with a bankruptcy attorney within 6 months prior to the date of this Agreement, and that it has no present intention of closing its business or ceasing to operate its business, either permanently or temporarily, during the 6 month period after the date of this Agreement. Seller further warrants that as of the date of this Agreement, it does not anticipate ﬁling any such bankruptcy petition and it does not anticipate that an involuntary petition will be ﬁled against it.

2.12	Sharing of Information. Seller hereby authorizes Purchaser to share information regarding Seller ’s performance under this Agreement with aﬃliates and unaﬃliated third parties.

2.13

Unencumbered Receipts. Seller has good, complete, unencumbered and marketable title to all Future Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of Purchaser.

2.14

Business Purpose. Seller is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates. Seller agrees to use the Purchase Price solely for business purposes, and not for personal, family or household purposes. Seller understands that Seller's agreement not to use the Purchase Price for personal, family or household purposes means certain important rights conferred upon consumers pursuant to federal or state law will not apply to this Agreement. Seller agrees that a breach by Seller of the provisions of this section will not aﬀect Purchaser’s rights to the Purchased Amount or to use any remedy legally available to Purchaser to obtain delivery of the Purchased Amount.

2.15

Defaults under Other Contracts. Seller ’s execution of, and/or performance under this Agreement, will not cause or create an Event of Default by Seller under any contract with another person or entity.

2.16

Account. Seller represents and warrants that (i) the Account is Seller ’s bank account; (ii) the person executing this Authorization on behalf of Seller is an authorized signer on the Account and has the power and authority to authorize Purchaser to initiate ACH transactions to and from the Account; (iii) the Account is a legitimate, open, and active bank account used solely for business purposes and not for personal, family or household purposes.

2.17

Speciﬁed Percentage Held in Trust. Seller shall hold the Speciﬁed Percentage of the proceeds of each sale of goods and services in trust for the beneﬁt of Purchaser and shall promptly deliver the Speciﬁed Percentage to Purchaser as provided herein.

2.18	Ordinary Course of Business. Seller acknowledges that it is entering into this transaction and will deliver Future Receipts to Purchaser in the ordinary course of Seller ’s business.

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III. EVENTS OF DEFAULT AND REMEDIES

3.1

Events of Default. The occurrence of any of the following events shall constitute an “Event of Default”: (a) Seller intentionally interferes with Purchaser’s right to collect the Daily Payment in violation of this Agreement; (b) Seller violates any term or covenant in this Agreement; (c) Any representation or warranty by Seller in this Agreement proves to have been incorrect, false or misleading in any material respect when made; (d) Seller defaults under any of the terms, covenants and conditions of any other agreement with Purchaser.

3.2	Remedies. I f any Event of Default occurs, Purchaser may proceed to protect and enforce its rights including, but not limited to, the following:

A.	The Speciﬁed Percentage shall equal 100%. The full uncollected Purchased Amount plus all fees (including legal fees) due under this Agreement will become due and payable in full immediately.

B.

Purchaser may proceed to protect and enforce its rights and remedies by lawsuit. I n any such lawsuit, under which Purchaser shall recover Judgment against Seller, Seller shall be liable for all of Purchaser’s costs of the lawsuit, including but not limited to all reasonable attorneys’ fees and court costs. However, the rights of Purchaser under this provision shall be limited as provided in the arbitration provision set forth in Section VIII .

C.

Purchaser may debit Seller ’s depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Seller ’s bank account or otherwise for all sums due to Purchaser.

D.

Seller shall pay to Purchaser all reasonable costs associated with the Event of Default and the enforcement of Purchaser’s remedies set forth above, including but not limited to court costs and attorneys’ fees.

Subject to arbitration as provided in Section VIII, all rights, powers and remedies of Purchaser in connection with this Agreement may be exercised at any time by Purchaser after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.3

Required Notiﬁcations. Seller is required to give Purchaser written notice within 24 hours of any ﬁling under Title 11 of the United States Code. Seller is required to give Purchaser 7 days’ written notice prior to the closing of any sale of all or substantially all of the Seller ’s assets or stock.

IV. MISCELLANEOUS

4.1	Modiﬁcations; Agreements. No modiﬁcation, amendment, waiver or consent of any provision of this Agreement shall be eﬀective unless the same shall be in writing and signed by Purchaser.

4.2

Assignment. Purchaser may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part, with or without prior written notice to Seller.

4.3

Notices. All notices, requests, consents, demands and other communications hereunder shall be delivered by certiﬁed mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement. Notices to Purchaser shall become eﬀective only upon receipt by Purchaser. Notices to Seller shall become eﬀective three days after mailing.

4.4

No Waiver of Remedies. No failure on the part of Purchaser to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

4.5

Binding Eﬀect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the beneﬁt of Seller, Purchaser and their respective successors and assigns, except that Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Purchaser which consent may be withheld in Purchaser’s sole discretion. Except as set forth in Arbitration Section, this Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principals of conﬂicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach of this Agreement, shall, if Purchaser so elects, be instituted in any court sitting in New York, (the “Acceptable Forums”). Seller agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Seller waives any right to oppose any motion or application made by Purchaser to transfer such proceeding to an Acceptable Forum. ADDI TI O NALLY, SELLER AND GUARANTO R AGREE THAT ANY SUMMO NS AND/O R CO MPLAI NT O R OTHER PRO CESS TO CO MMENCE ANY LI TI GATI O N BY PURCHASER W I LL BE PRO PERLY SERVED I F MAI LED BY CERTI F I ED MAI L, RETURN RECEI PT REQUESTED, TO THE MAI LI NG ADDRESS(ES) LI STED O N PAGE 1 O F THI S AGREEMENT.

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4.6

Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisﬁed in full and this Agreement shall have terminated.

4.7

Interpretation. All Parties hereto have reviewed this Agreement with an attorney of their own choosing and have relied only on their own attorney’s guidance and advice or have been provided suﬃcient opportunity to have an attorney of their choosing review the Agreement. No construction determinations shall be made against any Party hereto as drafter.

4.8

Severability. I n case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be aﬀected or impaired.

4.9

Entire Agreement. Any provision hereof prohibited by law shall be ineﬀective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and the Performance Guaranty embody the entire agreement between Seller and Purchaser pertaining to the subject matter thereof and supersede all prior agreements and understandings relating to the subject matter hereof.

4.10	Facsimile Acceptance. Facsimile signatures hereon shall be deemed acceptable for all purposes.

4.11	Monitoring, Recording, and Solicitations. In Connection with servicing this Agreement, Seller and each Owner understand and agree to the following:

A.

AUTHORIZATION TO CON TACT SELLER AN D/OR OW N ER BY TELEPHON E USIN G AN AUTOMATED TELEPHON E DIALIN G SYSTEM AN D/OR ARTIFICIAL VOICES OR PRERECORDED MESSAGES. Seller and/or each Owner authorize Purchaser, its aﬃliates, agents and independent contractors to contact Seller and each Owner at any telephone number, including via voice calls and text messages at any mobile telephone number, Seller or any Owner provides to Purchaser or from which Seller or any Owner places a call to Purchaser using an automated telephone dialing system and/or artiﬁcial voices or prerecorded messages, even if Seller or and Owner incurs charges for receiving such communications. Seller and Owner understand that consent to contact by automated telephone dialing system and/or artiﬁcial voices or prerecorded messages may be revoked at any reasonable time and by any reasonable means.

B.

AUTHORIZATION TO CON TACT SELLER BY OTHER MEAN S. Seller and each Owner also agree that Purchaser, its aﬃliates, agents and independent contractors, may use any other medium not prohibited by law including, but not limited to telephone calls to mobile or landline telephones and text messages to mobile telephones via a device that is not an automated telephone dialing system, mail, e-mail and facsimile, to contact Seller and each Owner. Seller and each Owner expressly consent to conduct business by electronic means.

C.

CEASE COMMUN ICATION REQUESTS. Seller and each Owner understand that to make a request that Purchaser stop all communications, Seller or Owner must write to Purchaser at the following address:                                                                                                                                                                                                                                         . I f Seller and/or Owner makes a cease communication request in writing, Purchaser shall not communicate further with Seller and/or Owner (as the case may be) except: (1) to advise that Purchaser’s further eﬀorts are being terminated; (2) to notify Seller and/or Owner (as the case may be) that Purchaser may invoke speciﬁed remedies which are ordinarily invoked by Purchaser; or (3) to notify Seller and/or Owner (as the case may be) that Purchaser intends to invoke a speciﬁed remedy. Any Owner authorized to act as an agent of Seller may make a cease communication request on behalf of Seller, but Seller may not make a cease communication request on behalf of any Owner. (Continued on Page 9)

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A cease communication request made by telephone or some means other than in writing as speciﬁed in the paragraph directly above will result in Purchaser ceasing only telephone contact by automated telephone dialing system and/or artiﬁcial voices or prerecorded messages.

To discuss changes to communication preferences, such as a change in telephone number, email address, or mailing address, or convenient hours of communication, please call at .

V.  PERFORMANCE GUARANTY.

5.1

Personal Guaranty of Performance. Guarantor (i) will derive direct or indirect economic beneﬁt from this Agreement and (ii) is directly or indirectly involved in the business operations of Seller. As an inducement to Purchaser to purchase the Future Receipts, Guarantor agrees to irrevocably, absolutely and unconditionally guarantee to Purchaser prompt and complete performance of the following obligations of Seller (the “Guaranteed Obligations”):

5.1.1

Seller ’s obligation to provide bank statements and other ﬁnancial information that fairly represent the ﬁnancial condition of Seller at such dates, within 5 business days after request from Purchaser;

5.1.2

Seller ’s obligation to not change its Credit Card processor, add terminals, change its ﬁnancial institution or bank account(s), use multiple bank accounts, or take any similar action that could have an adverse eﬀect upon Seller ’s obligations under this Agreement, without Purchaser’s prior written consent;

5.1.3	Seller ’s obligation to not conduct Seller ’s businesses under any name other than as disclosed to Processor and Purchaser;

5.1.4	Seller ’s obligation to not change any of its places of business or the type of business without prior written consent by Purchaser; and

5.1.5

Seller ’s obligation to not voluntarily sell, dispose, transfer or otherwise convey its business or substantially all business assets without (i) the express prior written consent of Purchaser, and (ii) the written agreement of any purchaser or transferee assuming all of Seller's obligations under this Agreement pursuant to documentation satisfactory to Purchaser.

In the event that Seller fails to perform any of the Guaranteed Obligations, Purchaser may recover from Guarantor for all of Purchaser’s losses and damages and all remedies speciﬁed in Section 3.2 of this Agreement by enforcement of Purchaser’s rights under this Performance Guaranty without ﬁrst seeking to obtain payment from Seller or any other guarantor, or any other guaranty.

5.2

Guarantor Waivers. Purchaser does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under the Agreement and this Performance Guaranty if it is not notiﬁed of: (i) Seller ’s failure to pay timely perform any obligation under the Agreement; (ii) any adverse change in Seller ’s ﬁnancial condition or business; (iii) Purchaser’s acceptance of the Agreement; and (iv) any renewal, extension or other modiﬁcation of the Agreement or Seller ’s other obligations to Purchaser. I n addition, Purchaser may take any of the following actions without releasing Guarantor from any of its obligations under the Agreement and this Performance Guaranty: (i) renew, extend or otherwise modify the Agreement or Seller ’s other obligations to Purchaser; and (ii) release Seller from its obligations to Purchaser. Guarantor shall not seek reimbursement from Seller or any other guarantor for any amounts paid by it under the Agreement or this Performance Guaranty. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Seller, or any other guarantor, for any amounts paid by it, or acts performed by it, under the Agreement or this Performance Guaranty: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemniﬁcation; or (v) contribution. I n the event that Purchaser must return any amount paid by Seller or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor’s obligations under the Agreement and this Performance Guaranty shall include that amount.

5.3

Guarantor Acknowledgement. Guarantor acknowledges that Guarantor understands the seriousness of the provisions of the Agreement, including the Jury Trial Waiver and Arbitration sections, and has had a full opportunity to consult with counsel their choice; and have consulted with counsel or have decided not to avail himself / herself / themselves of that opportunity.

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VI. JURY TRIAL WAIVER.

THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OR THE ENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

VII. CLASS ACTION WAIVER.

PURCHASER, SELLER, AND EACH GUARANTOR ACKNOWLEDGE AND AGREE THAT THE AMOUNT AT ISSUE IN THIS TRANSACTION AND ANY DISPUTES THAT ARISE BETWEEN THEM ARE LARGE ENOUGH TO JUSTIFY DISPUTE RESOLUTION ON AN INDIVIDUAL BASIS. EACH PARTY HERETO WAIVES ANY RIGHT TO ASSERT ANY CLAIMS AGAINST ANY OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT ANY PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

VIII. ARBITRATION.

IF PURCHASER, SELLER OR A GUARANTOR REQUESTS, THE OTHER PARTY(S) AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT. IF A PARTY SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO EACH OTHER PARTY, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. IF THE PARTIES DO NOT REACH AN AGREEMENT TO RESOLVE THE CLAIM WITHIN 30 DAYS AFTER THE NOTICE IS RECEIVED, ANY PARTY MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) OR THE FORUM. PURCHASER WILL PROMPTLY REIMBURSE SELLER OR THE GUARANTOR ANY ARBITRATION FILING FEE, HOWEVER, IN THE EVENT THAT BOTH THE SELLER AND THE GUARANTOR MUST PAY FILING FEES, PURCHASER WILL ONLY REIMBURSE THE SELLER’S ARBITRATION FILING FEE. EXCEPT AS PROVIDED IN THE NEXT SENTENCE, PURCHASER WILL PAY ALL ADMINISTRATION AND ARBITRATOR FEES. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY SELLER OR THE GUARANTOR(S) OR THE RELIEF SOUGHT BY SELLER OR THE GUARANTOR(S) IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN PURCHASER WILL PAY THESE FEES ONLY IF REQUIRED BY THE AAA OR FORUM RULES. IF THE ARBITRATOR GRANTS RELIEF TO THE SELLER OR THE GUARANTOR(S) THAT IS EQUAL TO OR GREATER THAN THE VALUE OF WHAT THE SELLER OR THE GUARANTOR(S) REQUESTED IN THE ARBITRATION, PURCHASER SHALL REIMBURSE SELLER OR THE GUARANTOR(S) FOR THAT PERSON’S REASONABLE ATTORNEYS’ FEES AND EXPENSES INCURRED FOR THE ARBITRATION. SELLER AND THE GUARANTOR(S) AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. EACH PARTY AND THE GUARANTOR(S) MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, THE PARTIES AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON’S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION DEALING WITH THE PROHIBITION ON CONSOLIDATED, CLASS OR AGGREGATED CLAIMS IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID. THIS AGREEMENT TO ARBITRATE IS GOVERNED BY THE FEDERAL ARBITRATION ACT AND NOT BY ANY STATE LAW REGULATING THE ARBITRATION OF DISPUTES. THIS AGREEMENT IS FINAL AND BINDING EXCEPT TO THE EXTENT THAT AN APPEAL MAY BE MADE UNDER THE FAA. ANY ARBITRATION DECISION RENDERED PURSUANT TO THIS ARBITRATION AGREEMENT MAY BE ENFORCED IN ANY COURT WITH JURISDICTION. THE TERMS “DISPUTES” AND “CLAIMS” SHALL HAVE THE BROADEST POSSIBLE MEANING.

SELLER AND ANY GUARANTOR MAY OPT-OUT OF THIS CLAUSE. TO OPT-OUT OF THIS ARBITRATION CLAUSE, SELLER AND/OR GUARANTOR MAY SEND PURCHASER A NOTICE THAT THE SELLER OR GUARANTOR DOES NOT WANT THIS CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT-OUT TO BE EFFECTIVE, SELLER AND/OR GUARANTOR MUST SEND AN OPT-OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN 14 DAYS AFTER THE DATE OF THIS AGREEMENT:

GUARANTOR #1	(PRINT NAME BELOW)	SIGNATURE	(SIGN BELOW)	MUST SIGN AS OWNER
Mark Leonard Kay
GUARANTOR #2	(PRINT NAME BELOW)	SIGNATURE	(SIGN BELOW)	MUST SIGN AS OWNER

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